EXHIBIT 24

                                POWER OF ATTORNEY


                  Each of the undersigned, being a director and/or officer of RF Micro Devices, Inc. (the "Company"), hereby nominates, constitutes and appoints David A. Norbury and William A. Priddy, Jr., or any one of them severally, to be his true and lawful attorney-in-fact and agent and to sign in his name and on his behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the issuance of certain shares of the common stock, no par value, of the Company (the "Common Stock") in connection with the Resonext Communications, Inc. 1999 Stock Plan (as amended and restated), and to file any and all amendments, including post-effective amendments, exhibits and other documents and instruments in connection therewith, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact and agent deems appropriate, and generally to do all such things on his behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and all requirements of the Commission.

                  This Power of Attorney has been signed by the following persons in the capacities indicated on October 30, 2002.


 /S/ DAVID A. NORBURY                  /S/ WILLIAM A. PRIDDY, JR.
-----------------------------         --------------------------
Name: David A. Norbury                Name: William A. Priddy, Jr.
Title:  Chief Executive Officer       Title:  Chief Financial Officer and
        and Director                          Vice President of Administration
(principal executive officer)         (principal financial officer)


/S/ BARRY D. CHURCH                   /S/ DANIEL A. DILEO
-----------------------------         --------------------------
Name: Barry D. Church                 Name: Daniel A. DiLeo
Title: Vice President and             Title: Director
       Corporate Controller
(principal accounting officer)


/S/ FREDERICK J. LEONBERGER           /S/ ALBERT E. PALADINO
-----------------------------         --------------------------
Name: Frederick J. Leonberger         Name: Dr. Albert E. Paladino
Title: Director                       Title: Director


 /S/ WILLIAM J. PRATT                 /S/ ERIK H. VAN DER KAAY
-----------------------------         --------------------------
Name:  William J. Pratt               Name: Erik H. van der Kaay
Title:  Director                      Title:  Director


/S/ WALTER H. WILKINSON, JR.
-----------------------------
Name: Walter H. Wilkinson, Jr.
Title:  Director